SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

CYNERGISTEK, INC.

(Name of the Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE: This revised Schedule 14A is being filed in response to the filing of a competing proxy solicitation by Mr. Daniel Berger, a stockholder of the Company, on September 17, 2021, and a revised version on September 29, 2021. The Company was unaware of Mr. Berger’s intention to file a competing proxy at the time of filing of the Company’s proxy statement on Schedule 14A and is submitting this revised Schedule 14A to provide additional required disclosures in light of Mr. Berger’s filing. The additional information begins on page 28 under the heading, “Additional Information Relating to Competing Proxy Statement.

The accompanying revised proxy statement is dated September 30, 2021, and, together with the enclosed form of proxy card, is first being mailed to stockholders on or about October 1, 2021.

CYNERGISTEK, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 13, 2021

_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of CynergisTek, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, October 13, 2021, at 3:00 p.m. Central Time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our management and stockholders, the Annual Meeting will be held solely through virtual participation via webcast for the following purposes, as more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice (the “Notice”):

1.To elect seven (7) persons to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified;

2.To consider and vote upon an advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement;

3.To ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2021; and

4.To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on August 19, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors (the “Board of Directors” or “Board”) recommends that you vote FOR the election of each of Michael Loria, Robert McCashin, Michael McMillan, Theresa Meadows, Mark Roberson, Dana Sellers and John Flood to the Board, AGAINST the election of Daniel Berger to the Board, and in favor of the other foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

We cordially invite all stockholders to attend the Annual Meeting virtually via webcast. Whether or not you plan to attend the Annual Meeting virtually, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting online at the Annual Meeting, you can vote your shares online prior to the Annual Meeting, by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled “Voting Securities” beginning on page 2 of the Proxy Statement.

Virtual Meeting Attendance and Participation

Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting https://www.colonialstock.com/cynergistek2021 and then clicking on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the meeting room.  Stockholders will be able to vote their shares electronically during the Annual Meeting.

The Annual Meeting will begin promptly at 3:00 p.m. CDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 2:45 p.m. CDT.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate virtually in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Questions and Information Accessibility

Stockholders may submit questions during the Annual Meeting.  If you wish to submit a question, you may do so by accessing the meeting materials at https://www.colonialstock.com/cynergistek2021 and then clicking on the document entitled “Virtual Meeting Instructions” which includes additional instructions to access the meeting room.  Upon logging into the virtual meeting platform, you may type your question into the “Chat” field, and click “Submit.”

Questions pertinent to the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, https://cynergistek.com/investor-relations/, as soon as practical after the Annual Meeting.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting, including the list of our stockholders of record, will be available at https://www.colonialstock.com/cynergistek2021.  In addition, the list of stockholders entitled to vote at the meeting will be available during the virtual Annual Meeting for inspection by stockholders for any legally valid purpose related to the Annual Meeting using your control number.  To view the list for such purposes prior to the meeting, please contact InvestorRelations@cynergistek.com.

Technical Difficulties

In the event of technical and logistical issues, including technical support during the Annual Meeting, stockholders may email annualmeeting@colonialstock.com or call (877) 285-8605 toll free for technical support prior to and during the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/CYNERGISTEK2021 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

By Order of the Board of Directors,

Austin, Texas	/s/ Paul T. Anthony
September 30, 2021	Paul T. Anthony
Chief Financial Officer and Secretary

CYNERGISTEK, INC.

11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759

__________________________

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 13, 2021

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company to be voted electronically at the Annual Meeting on October 13, 2021, at 3:00 pm Central Time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote electronically while attending the virtual Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet.  This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about October 1, 2021. The proxy solicitation materials will be first sent on or about October 1, 2021, to all stockholders entitled to vote at the Annual Meeting.

Due to the public health impact of the coronavirus outbreak (COVID-19), and to support the health and well-being of our management and stockholders, the Annual Meeting will be held by virtual meeting only. Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting https://www.colonialstock.com/cynergistek2021 and then clicking on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the meeting room.  Stockholders will be able to vote their shares electronically during the Annual Meeting. We may also announce changes to the procedures for voting your shares at the Annual Meeting. Any such changes will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission. Unless otherwise indicated, “CynergisTek,” the “Company,” “we,” “us” and “our” shall refer to CynergisTek, Inc.

The persons named as proxies, Michael “Mac” McMillan and Paul T. Anthony, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld), and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the nominees to our Board listed in the Proxy Statement that have been specifically recommended by the Board, but AGAINST the election of Mr. Berger, FOR the non-binding resolution to approve executive compensation, and FOR the ratification of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2021.

Any stockholder may revoke a proxy at any time before it is voted at the Annual Meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder by delivering a written notice of revocation to the Secretary of the Company at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759, Attn: Corporate Secretary, or by voting electronically at the Annual Meeting, although virtual attendance at the Annual Meeting will not, by itself, revoke a proxy.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At the Annual Meeting, stockholders will be asked to elect seven (7) directors, to consider and vote upon an advisory, non-binding resolution to approve our executive compensation, to ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2021, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•by proxy: you may complete the proxy card and mail it to the Company; or

•by Internet or telephone in accordance with the instructions in the proxy card, either before the Annual Meeting or during the Annual Meeting.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from virtually attending the Annual Meeting and voting electronically at the Annual Meeting. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759 or (c) virtually attending the Annual Meeting and voting electronically, although virtual attendance at the Annual Meeting will not, by itself, revoke a proxy. In order to attend the annual meeting and vote electronically, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting online at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering multiple Proxy Statements and Annual Reports to multiple stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759 or call us at 512-402-8550.

Participating in the Annual Meeting

We will be hosting the Annual Meeting live via Internet webcast. You will not be able to attend the meeting in person. A summary of the information you need to participate in the Annual Meeting online is provided below:

•Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting https://www.colonialstock.com/cynergistek2021 and then clicking on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the meeting room.  Stockholders will be able to vote their shares electronically during the Annual Meeting.

•The Annual Meeting will begin promptly at 3:00 p.m. CDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 2:45 p.m. CDT.

•The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate virtually in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

•Stockholders may submit questions during the Annual Meeting.  If you wish to submit a question, you may do so by accessing the meeting materials at https://www.colonialstock.com/cynergistek2021 and then clicking on the document entitled “Virtual Meeting Instructions” which includes additional instructions to access the meeting room.  Upon logging into the virtual meeting platform, you may type your question into the “Chat” field, and click “Submit.”

•Questions pertinent to the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, https://cynergistek.com/investor-relations/, as soon as practical after the Annual Meeting.

•Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting, including the list of our stockholders of record, will be available at https://www.colonialstock.com/cynergistek2021.  In addition, the list of stockholders entitled to vote at the meeting will be available during the virtual Annual Meeting for inspection by stockholders for any legally valid purpose related to the Annual Meeting using your control number.  To view the list for such purposes prior to the meeting, please contact InvestorRelations@cynergistek.com.

•In the event of technical and logistical issues, including technical support during the Annual Meeting, stockholders may email annualmeeting@colonialstock.com or call (877) 285-8605 toll free for technical support prior to and during the Annual Meeting.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of August 19, 2021 (the “Record Date”). As of the Record Date, 12,120,698 shares of Common Stock, par value $0.001 (“Common Stock”) were issued and outstanding. Each share of Common Stock is entitled to one (1) vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person (virtually) or by proxy, of holders of shares of the Company’s Common Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. Accordingly, holders of at least 6,060,350 shares of the Company’s Common Stock must be present in person (virtually) or by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting virtually or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, “broker non-vote” means the votes that are not cast on the matter in question by a broker with respect to shares of Common Stock because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares of Common Stock on such matter.  Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal 3 included in this Proxy Statement unless they receive other instructions from the beneficial owners. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes is discussed under each respective proposal below.

Proposal One, Election of Directors. As explained in more detail in the Company’s bylaws, our directors will be elected by a majority of votes cast at the Annual Meeting.  A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director.  In a contested election (i.e., where the number of nominees exceeds the number of directors to be elected), directors will be elected by a plurality of votes cast.  At the Annual Meeting, there are eight nominees to fill seven seats on the Board.  Seven of the eight nominees have been recommended by the Board, and one nominee is a stockholder nominee.  Therefore, the seven nominees receiving the highest number of votes will be elected directors.  If an incumbent director is not elected by a majority of votes cast, the incumbent director will promptly tender his or her resignation to the Board for consideration.  The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken.  The Board, acting on such committee’s recommendation or on its own decision, as the case may be, will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.  Stockholders may not cumulate votes in the election of directors.

Proposal Two, Advisory Vote on Executive Compensation.  An advisory, non-binding resolution to approve executive compensation as described in this Proxy Statement.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose additional fiduciary duty on, the Company or the Board.

Proposal Three, Ratification of Haskell & White LLP as our Independent Registered Public Accountants. Ratification of Haskell & White LLP requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting. If the selection of Haskell & White, LLP as our independent registered public accounting firm is not ratified, the Audit Committee of the Board will reconsider its selection.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares of Common Stock present in person (virtually) or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present virtually at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares of Common Stock not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting virtually and online at that time. Attendance virtually at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2022 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2022 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting pursuant to Rule 14a-8 under the Exchange Act should arrange for such proposal to be delivered to the Company’s offices, 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759, no later than April 28, 2022, in order to be considered for inclusion in the Company’s proxy statement relating to the 2022 annual meeting of stockholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

The Company’s bylaws set forth certain procedures which stockholders must follow in order to nominate a director or present any other business, not submitted for inclusion in the proxy statement, at an annual stockholders’ meeting. Generally, a stockholder must give timely notice to the Corporate Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (that is, for the 2022 Annual Meeting, no earlier than June 15, 2022 and no later than July 15, 2022), assuming the Company does not change the date of the 2022 annual meeting of stockholders by more than 30 days before or 70 days after the anniversary of the 2021 Annual Meeting. The bylaws specify the information which must accompany such stockholder notice. Details of the provision of the bylaws may be obtained by any stockholder from the Corporate Secretary of the Company. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2022 annual meeting of stockholders, a stockholder proposal not previously submitted for the Company’s proxy statement may be submitted until July 12, 2022; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is comprised of seven (7) directors.  The Board has nominated the seven (7) incumbent directors for re-election as directors.  A stockholder, Daniel Berger, has nominated himself as a director.  Therefore, there are eight (8) nominees for seven (7) Board seats.  Directors are elected at each annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and have qualified. Each director nominee has consented to being named as a director nominee in this proxy statement and to serving as a director, if elected.  Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below under the heading “Board Nominees” and against the nominee below the heading “Stockholder Nominee.”

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below under the heading “Board Nominees,” and AGAINST the election to the Board of the person named below under the heading “Stockholder Nominee,” unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

Board Nominees

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

Name	Age	Position
Michael McMillan	64	Director, Chief Executive Officer and President
Michael Loria	63	Director
Robert McCashin	74	Director, Chairman of the Board of Directors
Dana Sellers	67	Director, Chairwoman of the Compensation Committee
Theresa Meadows	51	Director, Chairwoman of the Nominating and Corporate Governance Committee
Mark Roberson	56	Director, Chairman of the Audit Committee
John Flood	64	Director

Michael McMillan, 64. Mr. McMillan joined the Board in January 2017.  Mr. McMillan Co-Founded CTEK Security, Inc. (formerly CynergisTek, Inc.) in 2004 and served as its CEO from its inception until January 2017.  Mr. McMillan became CynergisTek’s President and Chief Strategy Officer in January 2017 and its President and CEO in October 2017.   Between August and December 2019, Mr. McMillan was employed by the Company and worked to transition management duties to the Company’s former President and CEO.  In July 2021 Mr. McMillan was again appointed to serve as President and CEO.  From December 2019 through August 2021, Mr. McMillan was semi-retired and served as a director of the Company.  Mr. McMillan is recognized as a HIMSS Fellow, former Chair of the HIMSS Privacy & Security Steering committee, Work Group and Policy Task Force. He is recognized as a Lifetime CHIME Fellow, served on the CHIME Board of Advisors for AEHIS, the Most Wired Advisory Board, contributed to Healthcare’s Cybersecurity Model for the Baldridge award and advised KLAS on defining its cybersecurity criteria.  Mr. McMillan has been an advisor, advocate, and role model to the HIT security community by sharing his passion to educate the industry on the importance of security since his retirement from the federal government in 2000.  Mr. McMillan is the recipient of the CHIME Foundation Industry Leader Award for Career Excellence, the Baldrige Foundation Award for Leadership Excellence in the Cybersecurity Sector and the HIMSS John A Page Distinguished Fellows Service Award.

Mr. McMillan has been a thought leader in cybersecurity and privacy issues in healthcare and has been recognized for his many contributions to the industry. He was recognized by Health Data Management as one of the Top 50 influencers in health IT, by Becker’s Hospital Review’s lists of influential healthcare IT leaders by both its writers and readers and named one of the top 10 health information security influencers by HealthInfoSecurity. Mr. McMillan has served on several advisory boards, such as HIT Exchange HealthTech Industry, HealthInfoSecurity Editorial Advisory Board and Healthcare Innovations Advisory Board.  He has impacted healthcare security through broadcast and literature. This has led to his contribution in hundreds of articles, blog posts, podcasts, and news stories.  He has testified in front of Congress and supported industry efforts at congressional outreach on privacy and cybersecurity issues.  These efforts helped build a strong foundation of understanding the importance of security in healthcare and allowed him to promote many issues such as medical device security, telehealth security, and the shortage of cybersecurity professionals in healthcare organizations.  He is a contributing author for two books on Cybersecurity and Risk Management in Healthcare.

Deeply passionate about solving the problem of the overwhelming shortage of qualified cyber professionals, he has a been a strong advocate and personal contributor to the CyberPatriot Program which provides opportunities and scholarships for young people, K-12, to enter STEM programs in college and hopefully careers beyond. He is a strong proponent of women in cybersecurity and has supported his beliefs through his leadership at CynergisTek as well as with other organizations.  He teaches and supports curriculum development at several universities in Health Administration, Health Information Management and cybersecurity programs.  He is a faculty Affiliate at the University of Texas in their cybersecurity for healthcare program and member of the Texas State University MHIM Advisory Board on Cybersecurity.

Mr. McMillan has also worked in the financial sector, has served as Director of Security for two separate Defense Agencies and sat on numerous interagency intelligence and security countermeasures committees while serving in the U.S. government. He holds a Master of Arts degree in National Security and Strategic Studies from the U.S. Naval War College and a Bachelor of Science degree in Education from Texas A&M University. He is a graduate of the Senior Officials in National Security program at the JF Kennedy School of Government at Harvard University and a 1993/4 DoD Excellence in Government Fellow.  He retired from the US Marine Corps as an Intelligence Officer after 21 years of service.  As a DoD Civilian he received both the DoD Gold and Silver Medals for Distinguished Service. Mr. McMillan brings many years of entrepreneurial experience in cybersecurity consulting. Based on his experience and background, the Board has concluded that Mr. McMillan is qualified to serve as a director of the Company.

Michael Loria, 63. Mr. Loria has been a member of the Board since February 2020.  Mr. Loria currently is the executive vice president of corporate development at Brightcove, a leading video platform. Prior to this position he was the Vice President of Business and Corporate Development for the IBM Security Division, where he served from October 2011 to February 2020. As one of the founding members of that division, Mr. Loria led the reseller channels organization, the development of the technology partners ecosystem and strategic alliances, technology licensing, and was responsible for the acquisitions made by this division.

Prior to his role in the formation of the IBM Security Unit, Mr. Loria had similar roles in IBM Rational Software and IBM Lotus. Prior to his work at IBM, Mr. Loria worked for companies ranging from start-ups to large enterprises in various marketing, product management, and business and corporate development roles. Mr. Loria brings years of experience in IT security and mergers & acquisitions experience to the Board.  Based on his experience and background, the Board has concluded that Mr. Loria is qualified to serve as a director of the Company.

Robert McCashin, 74. Mr. McCashin joined the Board in March 2020. Mr. McCashin is currently a strategic advisor for the Falls River Group, a global mergers and acquisition advisor, and has been in such role since January 2009.  Prior to his time at Falls River Group, Mr. McCashin served on the Board of Directors of Imprivata from June 2008 to January 2013, as Executive Chairman for Integrian, as a director of Peerless Manufacturing Inc. from 2006 to 2015, Timelink, Inc. from June 2001 to August 2010 and Argon ST, Inc. from July 2004 to July 2010.  Mr. McCashin was chairman and CEO at Identix from 2000 to 2004, where he moved the company to the NASDAQ and led the acquisition of Visionics, thereby positioning Identix as the worldwide leader in multi-biometric security products.

Mr. McCashin held various positions at Electronic Data Systems (EDS) from 1971 to 1999, a leading global services company. His final role at EDS was president and CEO of CENTROBE, the business unit created out of the consolidation of EDS worldwide call centers and database operations. During his time there, Mr. McCashin spearheaded the acquisition of Neodata and merged several units into CENTROBE.  Prior to EDS Mr. McCashin served in Vietnam as a USMC infantry platoon commander where he received a Bronze Star for Valor.

Mr. McCashin brings years of experience in IT security, mergers & acquisitions, and public company executive and board experience to the Board.  Based on his experience and background, the Board has concluded that Mr. McCashin is qualified to serve as a director of the Company.

Dana Sellers, 67.  Ms. Sellers joined the Board in March 2020.  Since January 2019 Ms. Sellers has served as a director of MediQuant and a Member of the Board of Advisors to Diligent Robotics.  Ms. Sellers has served as a Member of the Board of Advisors for Cockrell School of Engineering, the University of Texas at Austin since May 2013, and as a board member for the Greater Houston Healthconnect since 2014.  Ms. Sellers previously served as a Board Member for EMIDS a business and tech solutions company that help payers, providers and tech-enablers maximize technology to deliver care better.  Prior to this she was the co-founder and CEO of Encore Health Resources from January 2009 to June 2017. Encore Health Resources was a healthcare IT consulting firm that helped its clients use IT to improve the quality and cost of patient care. She has spent her 30-year career championing the use of healthcare IT to improve patient care and outcomes. A skilled leader, she has been praised by the chief information officers she served and the staff she oversaw for her people-focused, solutions-driven approach.

Ms. Sellers has held numerous prominent positions: as president and COO of Healthlink and as CEO of Encore Health Resources in Houston, which she co-founded with Ivo Nelson in 2009. Under her leadership, Encore served more than 190 providers and completed more than 500 projects in the U.S. that advanced healthcare IT. She has also served on the boards of CHIME, the CHIME Foundation and the CHIME Education Foundation.

Ms. Sellers brings years of experience in Healthcare IT. Based on her experience and background, the Board has concluded that Ms. Sellers is qualified to serve as a director of the Company.

Theresa Meadows, 51. Ms. Meadows joined the Board in April 2017. Since 2010, Ms. Meadows has been the Senior Vice President and Chief Information Officer for Cook Children’s Health Care System in Fort Worth, Texas. She leads teams covering areas such as infrastructure, applications, telecommunications, and program management.

Prior to joining Cook Children’s, her career included serving in roles as a registered nurse in a Cardiac Transplant Unit, healthcare consulting, project management, and leadership positions at a web development company and a large electronic medical record company. Ms. Meadows also served as a Regional Director for Ascension Health Information Services where she not only led software implementations but was instrumental in the development of Communities of Excellence.

Ms. Meadows currently serves as the Co-Chair for the Health and Human Services Healthcare Cybersecurity Task Force which is charged with creating recommendations on improving cybersecurity posture in the healthcare industry. Ms. Meadows previously served as chair for the North Texas Healthcare Information and Quality Collaborative (NTHIQC). Ms. Meadows has published several articles and her organization was the first to participate in the CHIME case study publications on their successful implementation of bar-coded medication verification.

Ms. Meadows has a master’s degree in healthcare informatics from the University of Alabama at Birmingham, and a bachelor’s degree in nursing from the University of Alabama at Birmingham.  She is an active member of the Children’s Hospital Association CIO Council; is a Fellow in the Healthcare Information and Management Systems Society (HIMSS); is a Fellow in the American College of Healthcare Executives (ACHE) and is an active member of the College of Health Information Management Executives (CHIME).  Ms. Meadows is a graduate of CIO Bootcamp and is a credentialed by CHIME as a Certified Healthcare CIO (CHCIO).

Ms. Meadows brings years of experience in Healthcare IT. Based on her experience and background, the Board has concluded that Ms. Meadows is qualified to serve as a director of the Company.

Mark Roberson, 56. Mr. Roberson currently serves as the Chief Executive Officer of Ballantyne Strong, Inc. (NYSE American: BTN) and was its Executive Vice President and Chief Financial Officer from November 2018 through April 2020. Ballantyne Strong, Inc. is a manufacturer and provider of mission critical projection solutions and managed services to customers in the entertainment, digital signage, and advertising industries.

Mr. Roberson has over 30 years of financial and operational management experience with small public and large private-equity companies. Prior to Ballantyne Strong, Mark previously served as Chief Operating Officer of Chanticleer Holdings, Inc. and Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. Previously Mr. Roberson served in various financial and operations roles with Curtiss-Wright, Inc., Krispy Kreme Doughnut Corporation, and LifeStyle Furnishings International, Ltd.

Mr. Roberson is a CPA who spent seven years in public accounting with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a BS in Accounting from UNC-Greensboro and a BS in Economics from Southern Methodist University. He was named Small Public Company CFO of the Year by the Charlotte Business Journal.

Mr. Roberson brings many years of financial experience in the public sector. Based on his experience and background, the Board has concluded that Mr. Roberson is qualified to serve as a director of the Company.

John Flood, 64.  Mr. Flood has nearly four decades of capital markets experience, as well as extensive operations, business building and governance expertise. Mr. Flood is currently Managing Partner of Excelsior Equities, LLC and a director of Assure Holdings Corp. (OTCQB: ARHH), where he has served since April 2021.  Until retiring in 2019, he served as chairman and managing partner of Craig-Hallum Capital Group (“Craig-Hallum”), an equity research, trading and investment banking firm that Flood co-founded in 1997. At Craig-Hallum, Flood led the investment banking and institutional equity sales teams. He was also a member of Craig-Hallum’s board of governors, and executive, research, banking and M&A committees. Mr. Flood has a Bachelor of Science, Management and Economics, from the University of Minnesota, Carlson School of Management.

Mr. Flood brings decades of capital markets and management experience to the Board.  Based on his experience and background, the Board has concluded that Mr. Flood is qualified to serve as a director of the Company.

Stockholder Nominee

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THE ELECTION OF THE FOLLOWING NOMINEE.

A stockholder of the Company, Daniel Berger, has nominated himself for election to the Board via the filing of a Schedule 14-N.  The following bio was provided by the Mr. Berger, the stockholder nominee:

Daniel Berger, 62.  Dan Berger is an enthusiastic, creative, and results-driven C-level executive with 25+ years of remarkable achievements in the global technology market. From November 2019 to the present, Mr. Berger has served as Founder and CEO of Defenseforce, Inc.  From October 2017 through August 2019, Mr. Berger was National Director of Healthcare for Axia Technologies, Inc. dba “AxiaMed.”  From 2010 to 2017, Mr. Berger was President and CEO of Redspin, Inc. (acquired by the Company in 2015).  For the past decade, he has helped enable the digital transformation of the U.S. healthcare industry by ensuring the cybersecurity of patient data, payments, and other sensitive information. As a 3-time CEO and investor, his broad experience includes both ground-floor start-ups and large public companies. Mr. Berger has been at the forefront of world-changing technologies such as computer networking, VR, the Internet, SaaS solutions, cybersecurity, and cloud computing. Currently, he is the founder and CEO of Defenseforce, Inc. a CMMC development stage cybersecurity firm focused on the U.S. defense industrial base. Mr. Berger graduated cum laude from Colby College in Waterville, Maine with a B.A. degree and distinction in his major field of study (Government). He and his wife are currently relocating from Santa Barbara, California to Savannah, Georgia.

CORPORATE GOVERNANCE

Board Meeting and Attendance

During fiscal year 2020, our Board held twenty-four meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business. Each director attended at least 75% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

The Board, in the exercise of its reasonable business judgment, has determined that the following nominees for election to the Board meet the definition of “independent” pursuant to the applicable NYSE American and SEC rules and regulations:  Michael Loria, Robert McCashin, Dana Sellers, Theresa Meadows, John Flood and Mark Roberson.  In making these independence determinations, the Board considered all of the factors that automatically compromise director independence as specified in the NYSE American’s listing standards and determined that none of those conditions existed. In addition, the Board considered whether any direct or indirect material relationship, beyond those factors that automatically compromise director independence, existed between those directors, their immediate family members, or their affiliated entities, on the one hand, and us and our subsidiaries, on the other hand. The Board determined, for those directors identified as independent above, that any relationship that existed was not material and did not compromise that director’s independence.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. McMillan serves as Chief Executive Officer while Mr. McCashin is currently the non-executive Chairman of the Board. The Board has historically sought to ensure that a majority of its members are independent. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Oversight

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board of Directors does not have a standing risk management committee. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. In particular, the Board is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, information technology and security and reputation risks. The Board is continuing to assess and respond to the substantial operational and commercial risks relating to the COVID-19 pandemic, including diversification of the Company’s target customer market and adjustments to staffing levels. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk. The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met.  The Audit Committee, with input from management, assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches, and periodically reports on the Company’s cybersecurity program to the Board of Directors. The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.  The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.  In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks.  The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective members of the Board of Directors and their qualifications, as well as environmental, social and governance (“ESG”)-related risks.

Committees of the Board

Compensation Committee

The Compensation Committee is presently composed of Dana Sellers, who serves as chairperson, Mark Roberson, Michael Loria, Theresa Meadows and Robert McCashin.    The Board has determined that all members meet the definition of “independent” pursuant to NYSE American Rule 803.  Pursuant to the authority delegated to it by the Board, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. The Compensation Committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants. The compensation levels recommended by the Compensation Committee are ratified by the Board. The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation. The Compensation Committee met seven times during the fiscal year ended December 31, 2020.  The Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation paid during the year ended December 31, 2020.  The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Audit Committee

The Audit Committee is presently composed of Mark Roberson, who serves as chairperson, Michael Loria, John Flood and Robert McCashin, all of whom meet the definition of “independent” pursuant to NYSE American Rule 803.  The Board has also determined that Mark Roberson is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing related party transactions, reviewing and discussing the results of each audit and quarterly review with our independent registered public accountants, and discussing the adequacy of our accounting and control systems. The Audit Committee met six times during the fiscal year ended December 31, 2020. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Theresa Meadows, who serves as chairperson, Michael Loria, Dana Sellers, Mark Roberson and Robert McCashin, all of whom meet the definition of “independent” pursuant to NYSE American Rule 803.  The purposes of the Nominating and Corporate Governance Committee are to (1) identify qualified individuals to become directors, (2) select the director nominees to be presented for election at each annual meeting of stockholders, (3) regularly develop, review and recommend to the Board a set of corporate governance policies applicable to the Company, and (4) provide oversight for the evaluation of the performance of the Board.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”  The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2020.

Nomination of Directors

Seven of the eight nominees for the Board at the Annual Meeting were recommended by our Nominating and Corporate Governance Committee and approved by the Board.  One nominee, who is a stockholder, recommended himself for election to the Board.  In identifying potential nominees, the Nominating and Corporate Governance Committee took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.  There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board.

The Nominating and Corporate Governance Committee does not have a formal diversity policy; The Nominating and Corporate Governance Committee considers race and gender diversity in selection of qualified candidates.  Candidates will be chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability.  Specifically, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board of Directors currently functions. The Nominating and Corporate Governance Committee relies upon its judgment of the foregoing general criteria and the following personal criteria in selecting candidates for nomination to the Board: (i) independence and absence of conflicts of interest, (ii) honesty, integrity and accountability, (iii) substantial business experience with a practical application to the Company’s needs, (iv) demonstrated ability to think strategically and make decisions with a forward-looking focus, (v) ability to assimilate relevant information on a broad range of topics, (vi) willingness to make a strong commitment of time and attention to the Board’s processes and affairs, and (vii) willingness to express independent thought.

The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, CynergisTek, Inc., 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759. All referrals will be compiled by the Corporate Secretary and forwarded to the Nominating and Corporate Governance Committee for their review and consideration. Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board.  At a minimum, a recommendation from a stockholder should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Nominating and Corporate Governance Committee in considering the individual’s potential service as a director.

Communications with the Board

Stockholders or other interested parties may communicate with the Board, a Board committee, or any individual director or group of directors, by sending written communications addressed to the Board, or to the individual member of the Board, c/o Corporate Secretary, CynergisTek, Inc., 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759. These communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Additionally, stockholders may communicate directly with the Board by sending an email to  board@cynergistek.com. These communications will be received by both the Chairman of the Board and the Chairman of the Audit Committee and forwarded as necessary to the appropriate member(s) of the Board. Aside from this communication method, there have been no material changes to the procedures by which interested parties may communication with the Board.

Code of Business Conduct Ethics

We have adopted a “code of ethics” as defined in Item 406(b) of Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics is attached as Exhibit 14 to our Form 10-K for the year ended December 31, 2016, filed with the SEC on March 29, 2017, and is available upon written request to the Company’s Secretary at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759. A copy of the Code of Business Conduct and Ethics is also available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Review and Approval of Transactions with Related Parties

In accordance with our Audit Committee procedures, the Audit Committee of our Board reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K.

Hedging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging or similar transactions involving the Company’s securities.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, directors are encouraged to attend annual meetings of stockholders. Seven directors attended the Company’s 2020 annual meeting of stockholders.

Legal Proceedings

No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Michael McMillan	64	Chief Executive Officer and President
Paul T. Anthony	51	Chief Financial Officer and Secretary

All officers serve at the discretion of the Board.

For additional information with respect to Mr. McMillan, who also serves as a member of our Board, please refer to his profile set forth above under the section titled “ELECTION OF DIRECTORS”

Paul T. Anthony, 51. Paul T. Anthony was hired as our Chief Financial Officer on January 3, 2005. Mr. Anthony also serves as our Secretary and Treasurer.  Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at IBM-FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by our “Named Executive Officers.”  Our Named Executive Officers include persons who (i) served as our principal executive officer during the most recent fiscal year, (ii) were serving at fiscal year-end as our two most highly compensated executives, other than the principal executive officer, and (iii) if applicable, individuals for whom disclosure would have been provided as a most highly compensated executive, but for the fact that the individual was not serving as an executive at fiscal year-end.

Name and Principal Position	Year	Salary ($)	Bonuses & Commissions ($)(1)	Stock Awards ($)(2)	Option / Warrant Awards ($)(3)	All Other Compensation ($)	Total ($)
Caleb Barlow (4)	2020	$350,000	$-	$-	$-	$155,917	$505,917
Chief Executive Officer	2019	$145,833	$200,000	$146,000	$130,664	$2,625	$625,122

Michael H. McMillan (5)	2020	$-	$-	$-	$-	$21,875	$21,875
Former Chief Executive Officer	2019	$359,700	$-	$29,200	$-	-	$388,900

Paul T. Anthony (6)	2020	$309,700	$-	$-	$-	$6,136	$315,836
Chief Financial Officer, Secretary and Treasurer	2019	$309,700	$41,461	$87,600	$-	$11,200	$449,961

Angela Rivera (7)	2020	$108,694	$-	$-	$-	$295,895	$404,589
Executive Vice President, Operations	2019	$265,000	$135,598	$119,400	$-	$10,600	$530,598

(1)Bonuses and commissions include amounts earned by the individual and accrued by the Company in the year listed but paid to the individual in the subsequent year.

(2)Represents time-based restricted stock units (“RSU”) awarded to the named executive officers as part of the long-term incentive awards. These RSU awards vest three years from the date of grant.  These values represent the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board ASC Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 14 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC.

(3)A discussion of the methods used in calculation of these values may be found in Notes 12 and 13 to the consolidated financial statements which is in Part 2, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended December 31, 2020 and December 31, 2019, computed in accordance with ASC Topic 718.

(4)   Mr. Barlow joined the Company in August of 2019 and immediately was appointed to the role as President and Chief Executive Officer. Other compensation is comprised of $150,000 in sign-on bonus and $5,917 of 401K match in 2020 and $200,000 in sign-on bonus and 401K match of $2,625 in 2019.  Mr. Barlow resigned as President and CEO in July 2021.

(5)Mr. McMillan joined the Company in 2017 and immediately was appointed to the role as President. In October 2017 he was appointed to the role of Chief Executive Officer until August 2019. Mr. McMillan served as a non-employee member the Board during 2020 and “all other compensation” includes his Board fees for such period. Mr. McMillan was re-appointed President and CEO in July 2021.

(6)Mr. Anthony joined the Company in 2005 and currently serves as Chief Financial Officer, Secretary and Treasurer. Other compensation is comprised of 401k match of $6,136 in 2020, and 401k match of $11,200 in 2019.

(7)  Ms. Rivera joined the Company in 2017 and left the Company in 2020. Other compensation is comprised of severance related costs of $290,733 and 401K match of $5,162 in 2020 and 401k match of $10,600 in 2019.

Narrative to Summary Compensation Table

In response to the impact of the COVID-19 pandemic on the Company, the economy, and the industry, including the Company’s performance due in large part to the effects of the COVID-19 pandemic, bonuses were not paid to the Company’s executive officers in 2020, those officers who would have received a raise did not receive a raise and the Company temporarily ceased its 401(k) match program.

Caleb Barlow

In August 2019, we entered into an employment agreement with Caleb Barlow (the “Barlow Agreement”) pursuant to which he agreed to serve as President and Chief Executive Officer with the duties and responsibilities as are commensurate with the positions of President and Chief Executive Officer. The initial term of the Barlow Agreement is 36 months and will automatically renew for subsequent 12-month terms unless either party provides written notice to the other party of a desire not to renew employment.

Mr. Barlow’s base salary was $350,000. He was entitled to incentive bonus compensation that offers the potential to receive a discretionary bonus up to 100% of his base salary. For 2020, his discretionary bonus could total up to a maximum of $350,000 of which $0 was earned.  For 2019, his discretionary bonus could total up to a maximum of $85,000 of which $0 was earned.  The incentive bonus plan is based on a number of factors established by the Board. In addition, he received a retention bonus totaling $500,000, with $200,000 paid on August 1, 2019, $150,000 payable on January 1, 2020 and $150,000 payable in January 2021. In connection with the Barlow Agreement, Mr. Barlow also received equity compensation consisting of an option to purchase up to 500,000 shares of the Company’s common stock, subject to vesting, and 50,000 shares of restricted stock units. The options are nonqualified, and the grant was made outside of the Company’s 2011 Stock Incentive Plan. We may terminate Mr. Barlow’s employment without cause at any time on thirty (30) days’ advance written notice to Mr. Barlow.  If we terminate Mr. Barlow’s employment without cause, or if Mr. Barlow is terminated without cause following a change of control, Mr. Barlow is entitled to receive (a) his annual base salary then in effect, and full target annual bonus, each prorated to the date of termination, (b) payment of base salary compensation for an additional twelve months, payable as a lump sum, (c) acceleration and payment of the unpaid portion of the sign-on and retention bonus, and (d) the acceleration of all unvested stock options and warrants then held by Mr. Barlow, subject to certain conditions set forth in the Barlow Agreement and related equity award agreements.  If Mr. Barlow resigns for any reason other than Good Reason, he will be entitled to receive his base salary for the thirty (30) day written notice period, but no other amounts. The foregoing is a summary of the Barlow Agreement, and is qualified in its entirely by the actual terms thereof, a copy of which is included as Exhibit 10.1 to our Form 8-K filed with the SEC on July 16, 2019.

Mr. Barlow tendered his resignation on July 26, 2021, and was employed by the Company until August 26, 2021. Mr. Barlow’s resignation includes a severance payment of approximately $578,000 and the issuance of 200,000 shares of common stock as a result of the accelerated vesting and settlement of 200,000 restricted stock units.

Michael H. McMillan

In January 2017, we entered into an employment agreement with Michael H. McMillan (“McMillan”) (the “McMillan Employment Agreement”), pursuant to which we employed McMillan as President and Chief Strategy Officer of the Company. The initial term of the McMillan Employment Agreement was 36 months and would automatically renew for subsequent 12-month terms unless either party provided written notice to the other party of a desire to not renew the agreement.

Pursuant to the McMillan Employment Agreement, the Company had the right to terminate McMillan’s employment without cause at any time on thirty (30) days’ advance written notice to McMillan. Additionally, McMillan had the right to resign for “Good Reason” (as defined in the McMillan Employment Agreement) on thirty (30) days’ written notice.  In the event of (i) such termination without cause, or (ii) McMillan’s inability to perform the essential functions of his position due to a mental or physical disability or his death,  or (iii) McMillan’s resignation for Good Reason, McMillan was entitled to receive the base salary then in effect and full target annual bonus, prorated to the date of termination, and a “Severance Payment” equivalent to (a) payment of compensation for an additional twelve months, payable as a lump sum, and (b) the acceleration of all unvested stock options and warrants then held by McMillan, subject to certain conditions set forth in the McMillan Employment Agreement.    If McMillan resigned for other than Good Reason, he would be entitled to receive the base salary for the thirty (30) day written notice period, but no other amounts.  On October 2, 2017, the Board appointed McMillan as Chief Executive Officer and his base salary was increased to $325,000.

In February 2018, the Company amended the McMillan Employment Agreement to extend the term thereof through December 31, 2020 and increased his base salary to $334,700 for 2018, $359,700 for 2019, and the 2020 base salary to be determined by the Board of Directors at the end of the 2019 calendar year. He was paid a bonus of $161,241 and $0 for 2018 and 2019, respectively.  The foregoing summary of the McMillan Employment Agreement is qualified in its entirety by reference to the full context of the agreement, which is found as Exhibit 99.6 to our Current Report on Form 8-K filed with the SEC on January 17, 2017, and the amendment to the McMillan Employment Agreement, which is found as Exhibit 10.44 to our Annual Report on Form 10-K filed with the SEC on March 28, 2018.

On July 15, 2019, McMillan notified the Board of Directors of his decision to retire from the Company effective December 31, 2019.  In connection with his planned retirement, McMillan also submitted his resignation as President and Chief Executive Officer of the Company, effective July 31, 2019.

On August 26, 2021, upon the resignation of Mr. Barlow, the Board appointed Mr. McMillan as President and Chief Executive Officer.  In connection with such appointment, the Company and Mr. McMillan entered into an employment agreement (the “2021 Employment Agreement”) to be effective as of July 26, 2021 (the “Effective Date”).  Pursuant to the 2021 Employment Agreement, Mr. McMillan will have the duties and responsibilities as are commensurate with the positions of President and Chief Executive Officer, as reasonably and lawfully directed by the Board.   The initial term of the 2021 Employment Agreement is 12 months from the Effective Date.

 Pursuant to the 2021 Employment Agreement, Mr. McMillan’s base salary will be $300,000. Except in the event that Mr. McMillan’s employment is terminated for Cause (as defined below), the Base Salary is guaranteed and shall, in any event, be paid through the end of the 12-month term of the 2021 Employment Agreement. Mr. McMillan will be entitled to reimbursement for all reasonable, out-of-pocket expenses incurred by him in the performance of his duties on behalf of the Company, and will be eligible for all customary and usual fringe benefits generally available to executives of Company, subject to the terms and conditions of Company’s benefit plan documents; provided, however, that the Company reserves the right to change or eliminate the fringe benefits on a prospective basis, at any time, effective upon notice to Mr. McMillan.  The Company has the right to terminate Mr. McMillan’s employment for “Cause,” which is defined in the 2021 Employment Agreement to mean: (a) acts or omissions constituting gross negligence, recklessness or willful misconduct on the part of Mr. McMillan with respect to his obligations or otherwise relating to the business of Company; (b) Mr. McMillan’s material breach of the Employment Agreement; and (c) Mr. McMillan’s conviction or entry of a plea of nolo contendere for fraud, misappropriation or embezzlement, or any felony or crime of moral turpitude.

 The preceding description of the 2021 Employment Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Employment Agreement, a copy of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 26, 2021.

Paul T. Anthony

Effective January 1, 2016, we entered into an employment agreement with Paul T. Anthony. The agreement provided that Mr. Anthony serves as our Executive Vice President, CFO and Corporate Secretary.  In February 2018, the Company amended the agreement to extend the term thereof through December 31, 2020 and increased his base salary to $309,700 for 2019 and 2020. Mr. Anthony earned a bonus of $41,841 for 2019.

On January 4, 2021, the Company entered into a new employment agreement (the “Anthony Agreement”) with Mr. Anthony on substantially the same terms and conditions as Mr. Anthony’s prior employment agreement, which was replaced and superseded by the new agreement.  Pursuant to the Anthony Agreement, Mr. Anthony will have the duties and responsibilities as are commensurate with the positions of Secretary, Treasurer and Chief Financial Officer, as reasonably and lawfully directed by the Company’s Chief Executive Officer and Board .   The initial term of the Anthony Agreement is 36 months from the effective date thereof and the Anthony Agreement will automatically renew for subsequent 12-month terms unless either party provides written notice to the other party of a desire not to renew employment.

Pursuant to the Anthony Agreement, Mr. Anthony’s base salary remained the same for 2021 at $309,700 and increases in 2022 based on two times the average percentage salary increase of the Company’s active employees during 2021.  Subsequent increases to base salary will be subject to the discretion of the Compensation Committee of the Board.  Mr. Anthony is entitled to bonus compensation of up to 67.5% of his base salary, and equity compensation may be granted from time to time based on the discretion and recommendation of the Compensation Committee and Board.  The Company has the right to terminate Mr. Anthony’s employment without cause at any time on thirty (30) days’ advance written notice.  If we terminate Mr. Anthony’s employment without cause, or if Mr. Anthony is terminated without cause following a change of control, Mr. Anthony is entitled to receive (a) his annual base salary then in effect, and full target annual bonus, each prorated to the date of termination, (b) payment of base salary compensation for an additional twelve months, payable as a lump sum or in accordance with the Company’s regular payroll cycle, at Mr. Anthony’s discretion, and (c) the acceleration of all unvested stock options, warrants and restricted stock units then held by Mr. Anthony, subject to certain conditions set forth in the Anthony Agreement and related equity award agreements.  The foregoing is a summary only of the Anthony Agreement, and is qualified in its entirety by the detailed terms and conditions of the Anthony Agreement, are included as Exhibit 10.8 to our Annual Report on Form 10-K filed with the SEC on March 25, 2021.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END (1)

		Option and Warrant Awards				Stock Awards
Name		Number of Securities Underlying Unexercised Options, Warrants and RSU’s Exercisable	(1) Number of Securities Underlying Unexercised Options and Warrants Unexercisable	Exercise Price ($)	Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested ($)
Caleb Barlow		166,667	333,333	$4.68	07/15/2029	-	-
	(2)	-	-	-	-	50,000	$72,500

Michael H McMillan	(4)	-	-	-	-	50,000	$72,500
	(3)	10,000	-	-	-	-	$-

Paul T. Anthony		16,667	-	$2.28	1/3/2022	-	$-
		25,000	-	$3.00	2/3/2026	-	$-
	(6)	77,779	-	$3.03	12/30/2023	-	$-
	(5)	90,000	-	-	-	-	$-
	(4)	-	-	-	-	90,000	$130,500
	(2)	-	-	-	-	30,000	$43,500

(1)Unless otherwise indicated, all options vest in cumulative annual installments of one-third of the shares commencing one year from the date of grant.

(2)These Restricted Stock Units (“RSUs”) were granted on November 13, 2019 and had a grant date per share value of $2.92 and vest after three years of employment. As noted above, as part of Mr. Barlow’s resignation all unvested RSUs were accelerated and settled for shares of Company Common Stock.

(3)These RSUs were granted on November 13, 2019 and had a grant date per share value of $2.92 and vested November 2020.

(4)  These RSUs were granted on October 8, 2018 and had a grant date per share value of $3.98 and cliff vest after three years of employment or board service.  Mr. McMillan’s employment concluded on December 31, 2019.

(5)These RSUs were granted on October 26, 2017 and had a grant date per share value of $2.76 and vested October 2020.  The shares were issued in March 2021.

(6)These warrants were granted on January 16, 2013 and vested according to financial performance measures. This compensation is further described in Note 7 to the Annual Report on Form 10-K filed with the SEC on March 28, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2020, with respect to the Company’s equity compensation plans under which equity securities of the Company are authorized for issuance.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plan options approved by security holders (1)	540,839	$2.22	1,472,555
Equity compensation plan restricted stock units approved by security holders (2)	723,350	-	-
Equity compensation plans not approved by security holders (3) (4)	1,077,779	$3.55	-
Total	2,341,968		1,472,555

(1)These plans consist of the 2011 Stock Incentive Plan and the 2020 Equity Incentive Plan, each as amended.

(2)Represents restricted stock units issued under the 2011 Stock Incentive Plan and the 2020 Equity Incentive Plan. Since this plan includes option grants, number of securities remaining available for future issuances is combined.

(3)From time to time and at the discretion of the Board, we may issue options or warrants to our key individuals or officers as compensation.

(4)Includes warrants to purchase 500,000 shares of common stock in consideration of a Securities Purchase Agreement with an existing investor.

DIRECTOR COMPENSATION FOR 2020

The following table shows compensation information for the individuals who served as non-employee directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert McCashin	$ 20,833	$ 38,152	-	—	—	—	$ 58,985
Michael Loria	$ 20,833	$ 24,822	-	—	—	—	$ 45,655
Dana Sellers	$ 31,250	$ 29,266	-	—	—	—	$ 60,516
Michael H. McMillan (5)	$ 21,875	$ 91,825	-	—	—	—	$113,700
Theresa Meadows	$ 31,250	$ 38,719	-	—	—	—	$ 69,969
Mark Roberson	$ 32,813	$ 38,056	-	—	—	—	$ 70,869
John Abouchar (3)	$ 23,438	$ 56,702	-	—	—	—	$ 80,140
Judy F. Krandel (4)	$ 6,250	$ 36,604	-	—	—	—	$ 42,314

(1)A discussion of the methods used in the calculation of these values may be found in Note 14 to the consolidated financial statements of our 2020 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2020 fiscal year.

(2)A discussion of the methods used in the calculation of these values may be found in Note 13 to the consolidated financial statements of our 2020 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2020 fiscal year.

(3)Mr. Abouchar resigned from the Board in June 2020.

(4)Ms. Krandel resigned from the Board in April 2020.

(5)  During 2020 Mr. McMillan was a non-employee member of the Board.

Narrative to Director Compensation Table

During fiscal year 2020, non-employee directors were compensated as follows:

Board role	Annual amount per recipient
Board member unassigned to a chair	$25,000
Committee Chair	$37,500
Chairman of the Board	$62,500

The director compensation is ordinarily paid in two payments with the first payment made in January and the second payment made at the beginning of July (assuming confirmation of board members election by the stockholders in the annual stockholder meeting).  The Company intends to compensate directors in 2021 at the same levels as 2020; any additional compensation for special committees or other items will be determined on a case by case basis by the Compensation Committee.

The Compensation Committee evaluates and expects to grant RSUs to each board member. The RSUs granted to the board members in 2019 is reflective of expected grants in future years.

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee of the Board reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates. The Committee consists of Dana Sellers, who is the Chairperson, Mark Roberson, Robert McCashin, Michael Loria and Theresa Meadows. No member of the Compensation Committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company’ long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of equity compensation. The compensation of our executive officers is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option or restricted stock unit (RSU) grants under the stock incentive plans.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.

Chief Executive Officer Compensation

In October 2017 the Board of Directors appointed Michael McMillan as CEO.  The Compensation Committee set Mr. McMillan’s annual base salary at $325,000 starting October 2, 2017. In February 2018, the Compensation Committee extended the term Mr. McMillan’s employment agreement through December 31, 2020 and increased his base salary to $334,700 for 2018, and $359,700 for 2019. He was paid a bonus of $421,241 for calendar year 2018 and $0 for 2019.

In October 2018, Mr. McMillan was granted 50,000 restricted stock units of Company stock. These restricted stock units vest after three years of continuous service.  Mr. McMillan retired from the Company in December of 2019 and remains a member of the Board of Directors.

In August of 2019 the Board of Directors appointed Caleb Barlow to serve as President and Chief Executive Officer.  The Compensation Committee set Mr. Barlow’s base salary at $350,000. He was entitled to incentive bonus compensation that offers the potential to receive a discretionary bonus up to 100% of his base salary. For 2020, his discretionary bonus could have totaled a maximum of $350,000 of which he received $0 for 2020, largely due to the impact of the COVID-19 pandemic.  For 2019, his discretionary bonus could have totaled a maximum of $85,000 of which he received $0 for 2019.  The incentive bonus plan is based on a number of factors established by the Board. In addition, he received a retention bonus totaling $500,000, with $200,000 paid on August 1, 2019, $150,000 paid on January 1, 2020 and $150,000 paid in January 2021.

Mr. Barlow also received equity compensation consisting of an option to purchase up to 500,000 shares of the Company’s common stock, subject to vesting, and 50,000 shares of restricted stock units. The options are nonqualified, and the grant was made outside of the Company’s 2011 Stock Incentive Plan.

Mr. Barlow resigned as President and CEO on July 26, 2021 and Mr. McMillan was appointed to serve in such positions effective as of such date.  Mr. Barlow’s resignation includes a severance payment of approximately $578,000 and the issuance of 200,000 shares of common stock as a result of the accelerated vesting and settlement of 200,000 restricted stock units.  Mr. McMillan’s annual base salary is $300,000.

By the Compensation Committee,

Dana Sellers, Chair

Mark Roberson

Theresa Meadows

Robert McCashin

Michael Loria

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of July 31, 2021, by (i) each current director and director nominee; (ii) each named executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of the 2020 fiscal year; (iii) all of our current directors, director nominees and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock, which is our only class of stock outstanding. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Directors, director nominees and executive officers:
Paul T. Anthony (3)	286,723	2.3
Caleb Barlow (10)	176,667	1.4
Michael Loria (4)	10,000	*
Robert McCashin (5)	31,500	*
Michael McMillan (6)	593,333	4.9
Theresa Meadows (7)	54,500	*
Mark Roberson (8)	59,334	*
Dana Sellers (9)	25,000	*
Angela Rivera	0	*
John Flood	25,000	*
Daniel Berger (12)	25,000
All directors, director nominees and executive officers, as a group	1,287,057	10.6

5% Stockholders
Horton Capital Partners, LLC (11)	1,248,417	10.3

* Less than 1% of the outstanding shares of Common Stock.

(1)The address for all officers and directors is c/o CynergisTek, Inc., 11940 Jollyville Road, Austin, TX 78759.

(2)Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).  The percentages are based upon 12,120,698 shares outstanding as of July 31, 2021, except for certain parties who hold stock options and warrants that are presently exercisable or exercisable within 60 days and shares of Common Stock potentially issuable upon the vesting of restricted stock units within 60 days, whose percentages are based upon the sum of shares outstanding as of July 31, 2021 plus the number of shares subject to stock options and warrants that are presently exercisable or exercisable within 60 days, or shares of Common Stock potentially issuable upon the vesting of restricted stock units within 60 days held by them, as indicated in the following notes.

(3)Includes 119,446 shares issuable upon exercise of stock options and warrants and 90,000 shares issuable upon exercise of vested restricted stock units.

(4)Includes 10,000 shares issuable upon exercise of vested restricted stock units.

(5)Includes 25,000 shares issuable upon exercise of vested restricted stock units.

(6)Includes 10,000 shares issuable upon exercise of vested restricted stock units.

(7)Includes 40,000 shares issuable upon exercise of vested restricted stock units.

(8)Includes 38,334 shares issuable upon exercise of stock options and vested restricted stock units.

(9)Includes 15,000 shares issuable upon exercise of vested restricted stock units.

(10) Includes 166,667 shares issuable upon exercise of stock options. Mr. Barlow resigned as Chief Executive Officer effective July 26, 2021, and as a director effective August 26, 2021. Pursuant to a Separation Agreement and Release between Mr. Barlow and the Company, the vesting of all of Mr. Barlow’s unvested stock options will be accelerated effective August 26, 2021.

(11) Based solely on our review of a Non-Objecting Beneficial Owners (NOBO) list obtained by the Company on July 31, 2021. The address for Horton Capital Partners is 1717 Arch Street, Suite 3920, Philadelphia, PA 19103.

(12) Mr. Berger’s address is 35 Woodchuck Hill Road, Savannah, GA 31405.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  The Company believes that all persons subject to these reporting requirements filed the required reports on a timely basis during 2020.

PROPOSAL 2

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. The Company presents the resolution set forth below for approval by the stockholders.

We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our stockholders. In addition, our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We encourage you to closely review the compensation of our “Named Executive Officers” as described in this Proxy Statement under “Executive Compensation.” Stockholders are encouraged to read this section of the Proxy Statement, which discusses the compensation of our Named Executive Officers.

We seek to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value.  The Board of Directors believes the Company’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “FOR” the proposal.  Specifically, stockholders are being asked to approve the following:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our Board of Directors and may not be construed as overruling any decision by the Board or create or imply any additional fiduciary duty by the Board of Directors. However, the Board of Directors and Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares in this manner.  The Board of Directors will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

THE BOARD RECOMMENDS A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, acting upon the recommendation of the Audit Committee, has appointed Haskell & White LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2021. Haskell & White LLP has audited the accounts and records of the Company from 2005 to the present. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF HASKELL & WHITE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by Haskell & White LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q billed during the fiscal years ended December 31, 2020 and 2019, were $108,750 and $137,700 respectively.

Audit-related Fees

The aggregate fees for audit-related services rendered by Haskell & White LLP for consents and other assurance services billed during the fiscal years ended December 31, 2020 and 2019, were $23,000 and $53,600, respectively.

Tax Fees

The aggregate fees for tax services rendered by Haskell & White LLP billed during the fiscal years ended December 31, 2020 and 2019, were $0 and $0, respectively. Income tax return preparation services were provided by another firm in both years.

All Other Fees

Other fees for services rendered by Haskell & White LLP during the fiscal years ended December 31, 2020 and 2019, including acquisition-related professional services were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Haskell & White LLP for fiscal years 2020 and 2019 were pre-approved by the Audit Committee of our Board in accordance with applicable SEC rules.

Attendance at Annual Meeting

We do not expect representatives of Haskell & White LLP to be present at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2020 with management.

The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301 “Communications with Audit Committees.” The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence (Rule 3526).” The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

Mark Roberson, Chairperson

Robert McCashin
Michael Loria

ADDITIONAL INFORMATION RELATING TO COMPETING PROXY STATEMENT

This revised Schedule 14A is being filed in response to the filing of a competing proxy solicitation by Mr. Daniel Berger, a stockholder of the Company, on September 17, 2021, and a revised version on September 29, 2021. The Company was unaware of Mr. Berger’s intention to file his own proxy at the time of filing of the Company’s definitive proxy statement on Schedule 14A and is submitting this revised Schedule 14A to provide additional required disclosures in light of Mr. Berger’s filing.

The information below is based on the information in Mr. Berger’s Proxy Statement filings. The Company has not independently verified any of the information quoted from Mr. Berger’s Proxy Statement below relating to Mr. Berger.

Person Making the Solicitation

Daniel Berger, a shareholder of the Company, whose candidacy for membership on the Company’s Board of Directors is included in the Company’s Proxy Statement above, including a recommendation that the Company’s shareholders vote AGAINST Mr. Berger’s election to the Board, filed a preliminary proxy statement and an amended preliminary proxy statement to solicit proxies for use at the Annual Meeting.

Means of Solicitation

Mr. Berger’s Proxy Statement includes the following information:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. This Proxy Statement and our BLUE proxy card are available at:

www.___________.com

If you have any questions regarding your BLUE proxy card or need assistance in executing your proxy, please contact:

Alliance Advisors

200 Broadacres Drive

Bloomfield, NJ 07003

Stockholders, banks and brokers may call toll-free: __________

Email: @allianceadvisors.com

Paid Proxy Solicitors; Costs of Solicitation

Mr. Berger’s Proxy Statement includes the following information:

Proxies may be solicited by mail, advertisement, telephone, internet, e-mail, facsimile, other media and personal solicitation by the me. No additional compensation will be paid to me for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward my solicitation material to their customers for whom they hold shares, and I will reimburse them for their reasonable out-of-pocket expenses.

I have retained Alliance Advisors LLC (Alliance) to assist in the solicitation of proxies and for related services. I will pay Alliance a fee of $_______ and has agreed to reimburse Alliance for certain additional fees and expenses and to indemnify Alliance against certain liabilities and expenses, including reasonable legal fees and related charges. I have also agreed to pay an additional fee to Alliance, the amount of which is to be determined, upon conclusion of a proxy campaign. Alliance will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Approximately__ persons will be used by Alliance in its solicitation efforts.

The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by me. To the extent legally permissible, if I am successful in my election, I currently intend to seek reimbursement from the Company for the costs of this solicitation. We do not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.

I estimate that the total expenditures relating to my proxy solicitation will be approximately $_______, approximately $______ of which has been incurred to date. Such costs do not include legal fees and expenses in connection with any potential litigation.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact Alliance at the address or phone number specified above.

Interest of Certain Persons in Matters to Be Acted Upon

As noted, Mr. Berger has nominated himself to serve on the Company’s Board of Directors.

Biography and Address Information

Mr. Berger’s biography, as provided to the Company, together with his address, can be found above on pages 9 and 24, respectively.

Beneficial Ownership of Securities; Transactions in Company Securities

Mr. Berger’s Proxy Statement includes the following information:

This solicitation is being conducted by me, Daniel Berger. As of the date hereof, I beneficially own an aggregate of xxx shares representing approximately ____% of the shares of Common Stock, as reported to be outstanding by the Company as of August 19, 2021.

The Company’s Beneficial Ownership table on page 23 above reflects an ownership of 25,000 shares of the Company’s common stock.

Related Party Transactions

The Company is unaware of any related party transactions between the Company and Mr. Berger, other than as follows, as included in Mr. Berger’s biography above:

“From 2010 to 2017, Mr. Berger was President and CEO of Redspin, Inc. (acquired by the Company in 2015).”

The Company is unaware of any transactions in the Company’s securities by Mr. Berger.

RECOMMENDATION

Mr. Berger has filed a proxy statement, asking that the Company’s shareholders grant their proxies to him instead of to the Company’s Proxies, Michael McMillan and Paul T. Anthony.

The Board of Directors recommends that the Stockholders of the Company DO NOT grant their proxies to Mr. Berger.

Additionally, the Board of Directors reiterates its recommendation set forth above that the Company’s Stockholders vote AGAINST Mr. Berger’s election to the Board.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2020, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/CynergisTek2021 or www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020. REQUESTS SHOULD BE MAILED TO THE SECRETARY, CYNERGISTEK, INC., 11940 JOLLYVILLE ROAD, SUITE 300N, AUSTIN, TEXAS, 78759.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/CYNERGISTEK2021 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

IMPORTANT

Your vote at the Annual Meeting is important, no matter how many or how few shares you own. If you have not done so already, we urge you to fill out the WHITE proxy card previously delivered to you with the Proxy Statement. Please sign and date the WHITE proxy card and promptly return it as soon as possible.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM MR. BERGER. Any proxy you sign from Mr. Berger for any reason could invalidate previous WHITE proxy cards sent by you to support CynergisTek and its Board.

Only your latest dated and signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the Proxy Statement.

By Order of the Board of Directors,

CYNERGISTEK, INC.

/s/ Robert McCashin
Robert McCashin
Chairman of the Board

Austin, Texas

September 30, 2021

CynergisTek, Inc.

11940 Jollyville Road, 300N

Austin, Texas 78759

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Michael McMillan and Paul T. Anthony the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of CynergisTek, Inc. which the undersigned is entitled to represent and vote online at the Annual Meeting of Stockholders of the Company to be held via webcast on October 13, 2021, at 3:00 p.m. Central Time and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SEVEN NOMINEES PROPOSED BY THE BOARD UNDER THE HEADING “BOARD NOMINEES,” AND “AGAINST” THE NOMINEE PROPOSED BY A STOCKHOLDER UNDER THE HEADING “STOCKHOLDER NOMINEE” ON PROPOSAL 1

1.ELECTION OF DIRECTORS:

Board Nominees:

	For	Against	Abstain
Michael Loria	☐	☐	☐
Robert McCashin	☐	☐	☐
Michael McMillan	☐	☐	☐
Theresa Meadows	☐	☐	☐
Mark Roberson	☐	☐	☐
Dana Sellers	☐	☐	☐
John Flood	☐	☐	☐

Stockholder Nominee:

	For	Against	Abstain
Daniel Berger	☐	☐	☐

______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

2.APPROVAL, BY NON-BINDING VOTE, OF EXECUTIVE COMPENSATION:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Approval, by non-binding vote, of executive compensation.

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

3.RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm.

4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN BOARD NOMINEES TO THE BOARD OF DIRECTORS, AND AGAINST THE STOCKHOLDER NOMINEE; FOR THE APPROVAL OF EXECUTIVE COMPENSATION; FOR THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:

______________________________________, 2021

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.